                                                          Exhibit 10.3

                                                          Dan R. Carmichael


                         OHIO CASUALTY CORPORATION
                            2005 INCENTIVE PLAN
           FREESTANDING STOCK APPRECIATION RIGHT AWARD AGREEMENT
                           FOR DAN R. CARMICHAEL

This Award Agreement describes the type of Award that you have been granted under the Ohio Casualty Corporation 2005 Incentive Plan ("Plan") and the terms and conditions that must be met before you may realize the value associated with your Award. To fully understand these terms and conditions, you should:

      - Read this Award Agreement carefully along with the Plan and the Plan's prospectus.

      - Contact Debra Crane at 513-603-2213 if you have any questions about your Award.

Also, you must sign both copies of this Award Agreement as the "Grantee", keeping one (1) copy for your file and returning one (1) copy to Shareholder Relations in the enclosed self addressed envelope no later than December 15, 2005. After Ohio Casualty receives your signed Award Agreement, you will receive an acknowledgement of receipt of the same.

Section 409A of the Internal Revenue Code ("Section 409A") imposes substantial penalties on persons who receive some forms of deferred compensation (see the Plan's prospectus for more information about these penalties). Your Award has been designed to avoid these penalties. However, because the Internal Revenue Service has not yet issued final rules fully defining the effect of Section 409A, it is possible that your Award and the Award Agreement must be revised after the IRS issues these final rules. As a condition of accepting this Award, you must agree to accept those revisions, without any further consideration, even if those revisions change the terms of your Award and reduce its value or potential value.

Thank you for your commitment to the Company.

        DESCRIPTION OF YOUR FREESTANDING STOCK APPRECIATION RIGHTS
        ----------------------------------------------------------

Your Award Consists of Freestanding Stock Appreciation Rights

     As provided in your employment agreement dated December 1, 2005 ("Employment Agreement"), you have been awarded Freestanding Stock Appreciation Rights ("FSARs") under the Plan.


Grant Date

     Your FSARs were granted on December 1, 2005. This is the date your FSARs were granted and the date on which your FSARs begin to vest.


Award

     You have been granted 250,000 FSARs. If all the restrictions and conditions described below are met, when you exercise your FSARs, you will receive whole shares of Company stock having a value (as defined in the Plan) equal to the difference between the value of a share of Company stock on the Grant Date ("Exercise Price") and the value of a share of Company stock on the date you exercise the FSAR multiplied by the number of FSARs being exercised. And, you may receive these shares without actually paying the Exercise Price.


Exercise Price

     The value of a share of Company stock on the Grant Date is $29.85.


Vesting

     Normally, you may not exercise your FSARs until they "vest". Your FSARs will vest (and may be exercised) on December 1, 2008, three years after the Grant Date.

     This does not mean that you must exercise your FSARs on these dates; these are merely the first dates you may do so. Also, your FSARs must be exercised before their Expiration Date.

     Also, there are some special situations in which your FSARs may vest earlier or may be forfeited. These are discussed later in this Award Agreement.


Expiration Date

     Your FSARs will expire on the earlier of 10 years after the Grant Date or as otherwise provided under the terms of the Plan, the Plan's Prospectus and Section 2.00 of the "General Terms and Conditions" section of this Award Agreement.


Minimum Number of FSARs That You May Exercise

     The least number of FSARs that may be exercised at any time is 100 or, if fewer, the total number of your remaining FSARs.


Settlement

     You may exercise your SARs by contacting Shareholder Relations.


                YOUR RIGHTS BEFORE YOUR FSARS ARE EXERCISED
                -------------------------------------------

No voting or dividend rights are associated with your FSARs. However, when your FSARs are settled and shares of Company stock are issued, those shares will be entitled to the same voting and dividend rights associated with other shares of Company stock.

                        TAX TREATMENT OF YOUR FSARS
                        ---------------------------

The federal tax rules that affect your FSARs are described in the Plan's prospectus which you should read carefully.

You also should consult with a tax or financial advisor to fully understand the tax ramification of your Award.


                       GENERAL TERMS AND CONDITIONS
                       ----------------------------

1.00 Conduct Leading to Forfeiture of Unvested FSARs: You will forfeit any FSARs if, at any time before they are exercised, you:

     - Agree to or actually serve in any capacity for a business or entity that competes with the Company or any Subsidiary (as defined in the Plan) or provides services to an entity that competes with the Company or any Subsidiary;

     - Refuse or fail to consult with, supply information to, or otherwise cooperate with the Company after having been requested to do so;

     - Deliberately engage in any action that the Company decides has caused or is likely to cause substantial harm to its interests or the interests of any Subsidiary; or

     - Are involuntarily terminated for "cause" as defined in your Employment Agreement).


2.00 Effect of Terminating Employment: Subject to the Sections 1.00 and 4.00, the effect of a termination of employment is illustrated in the following table:


If your employment               Your unvested          Your FSARs may be
terminates because of...         FSARs will be...       exercised for ...
-------------------------------------------------------------------------------

You die                          Fully vested           15 months after your
                                                        death (or until the
                                                        Expiration Date, if
                                                        earlier) by your
                                                        beneficiary

-------------------------------------------------------------------------------

You become disabled (as          Fully vested           15 months after you
defined in the Plan)                                    terminate (or until
                                                        the Expiration Date,
                                                        if earlier)

-------------------------------------------------------------------------------


You terminate voluntarily        Fully vested           15 months after you
for "good reason" (as                                   terminate (or until
defined in your employment                              the Expiration Date,
agreement dated December                                if earlier)
1, 2005)

-------------------------------------------------------------------------------

You terminate voluntarily        Forfeited              Three months after you
for reasons other than                                  terminate.  But, if you
"good reason" (as defined                               qualify for "Retirement"
in your employment                                      as defined in the Plan,
agreement dated December                                when you terminate, your
1, 2005) or that agreement                              vested FSARs may be
expires without renewal                                 exercised for 15 months
                                                        after you terminate (or
                                                        until the Expiration
                                                        Date, if earlier)
--------------------------------------------------------------------------------

You are involuntarily            Forfeited              N/A
terminated by the Company        (you also
for "cause" (as defined in       will lose

--------------------------------------------------------------------------------

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



--------------------------------------------------------------------------------
your employment agreement        any
dated December 1, 2005)          unexercised
                                 vested FSARs

--------------------------------------------------------------------------------
You are involuntarily            Fully vested           15 months after you
terminated by the Company                               terminate (or until the
for reasons other than                                  Expiration Date, if
cause (as defined in your                               earlier)
employment agreement dated
December 1, 2005)

--------------------------------------------------------------------------------

3.00 Buy Out of Awards by Company: The Company may decide at any time to buy out your FSARs. This may happen without your consent and at any time. If the Company decides to buy out your FSARs, it will pay you the fair market value of those FSARs. No payment will be made with respect to any FSARs that are not vested when cancelled under this section.

4.00 Acceleration of Vesting: All Awards will be fully vested if there is a Business Combination (as defined in the Plan) or a "change in control" as defined in your Employment Agreement. If either happens, your FSARs will vest or settled as part of that Business Combination.

5.00 Beneficiary Designation: You may name a Beneficiary or Beneficiaries to receive or to exercise any vested Award that is unpaid or unexercised when you die. This may be done only on the attached Beneficiary Designation Form and by the following the rules described in that form. This form need not be completed now and is not required as a condition of receiving your Award. If you die without completing a Beneficiary Designation Form or if you do not complete that form correctly, your Beneficiary will be your surviving spouse, or if you do not have a surviving spouse, your estate.

6.00 Transferring your FSARs: FSARs may not be sold, pledged, assigned or otherwise alienated or hypothecated. However, you may complete a Beneficiary Designation Form to name the person who may exercise your FSARs if you die before they are exercised (see section titled
     "Beneficiary Designation" above).   The Company may allow you to
     transfer your award to certain Permissible Transferees (as defined in the Plan). Contact Shareholder Relations at (513) 603-2175 if you are interested in doing this.

7.00 Restrictions on Transfers of Stock: The Company may impose restrictions on any shares of Company stock you acquire from the Company, including restrictions related to applicable securities laws and the rules of any national securities exchange or system on which Company stock is listed or traded.

8.00 Section 16 of the Act:   You are responsible for ensuring that all
     requirements of Section 16 are met, including the holding of securities purchased under this Award Agreement for a minimum of six months before disposition.

9.00 Tax Withholding: We are required to withhold federal, state and local income, employment and wage taxes on the value of your FSARs as, when and if they are exercised. We will withhold this amount from other amounts due to you or, if there are no other amounts due to you, by withholding a number of shares with a value equal to the taxes that must be withheld.


10.00 Governing Law: This Award Agreement will be construed in accordance with and governed by the laws (other than laws governing conflicts of laws) of the United States and of the State of Ohio.

11.00 Other Agreements: Your Award will also be subject to the terms of any other agreements between you and the Company in effect on the Grant Date, including your Employment Agreement and your separate change in control agreement dated December 1, 2005.

12.00 Adjustments to Awards: Your Award will be adjusted, if appropriate, to reflect any change to the Company's capital structure (e.g., a stock split).

13.00 Other Rules: Your FSAR Award is also subject to more rules described in the Plan and in the Plan's prospectus. You should read both of these documents carefully to ensure you fully understand all the terms and conditions of this Award.

14.00 Conflict: In the event of conflict between the terms of this Award Agreement and the Plan, the terms of the Plan govern.


                 #  #  #  #  #  #  #  #  #  #  #  #  #  #


Please sign this Award Agreement and return it to Shareholder Relations no
later than December 15, 2005.    By signing this Award Agreement you
acknowledge that this Award is granted under and is subject to the terms and conditions described above and in the Ohio Casualty Corporation 2005 Incentive Plan.


GRANTEE                            OHIO CASUALTY CORPORATION


---------------------------        -------------------------------------------
Dan R. Carmichael                    Stanley N. Pontius, Lead Director



 THIS FORM OF AWARD AGREEMENT IS PART OF A PROSPECTUS COVERING SECURITIES
                REGISTERED UNDER THE SECURITIES ACT OF 1933

                           FSAR AWARD AGREEMENT
             GRANTED TO DAN R. CARMICHAEL ON DECEMBER 1, 2005
                        ACKNOWLEDGEMENT OF RECEIPT


A signed copy of this Award Agreement was received on                      .
                                                      ---------------------

By:
    -----------------------------------------------------
    Shareholder Relations Department Representative


Date:
      ---------------------------------------------------


Note: Send a copy of this completed form to the participant and keep a copy as part of the Plan's permanent records.



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